SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2004
(Date of earliest event reported)

Commission File No. 1-6695

JO-ANN STORES, INC.
(Exact name of Registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	34-0720629 (I.R.S. Employer Identification No.)

5555 Darrow Road, Hudson, Ohio (Address of principal executive offices)	44236 (Zip Code)

Registrant’s telephone number, including area code: (330) 656-2600

Item 5. Other Events and Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release

Item 5. Other Events and Regulation FD Disclosure

     On May 10, 2004, Jo-Ann Stores, Inc. announced that its Executive Vice President of Operations, Mike Edwards, will be leaving the company at the end of May to join west coast retailer, Lucy, as its President and CEO. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JO-ANN STORES, INC. (Registrant)

Date: May 10, 2004	By: /s/ Brian P. Carney

Name: Brian P. Carney Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Jo-Ann Stores, Inc., dated May 10, 2004.